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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 11, 2009
Juniper Content Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51240	20-2278320

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

521 Fifth Avenue, Suite 822, New York, New York	10175

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 660-5930

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-4.1: CERTIFICATE
EX-10.1: FORM OF SECURITIES PURCHASE AGREEMENT
EX-10.2: FORM OF SECURITY AGREEMENT
EX-10.3: FORM OF NOTE
EX-10.4: FORM OF REBATE WARRANT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement
     The information contained in Item 3.02 below is incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities
     On February 11, 2009, Juniper Content Corporation (“Company”) sold $900,000 aggregate principal amount of senior secured convertible notes (“Senior Notes”). The Senior Notes were sold in a private placement pursuant to a Securities Purchase Agreement. Of the Senior Notes sold, $750,000 principal amount was purchased by Juniper Venture LLC, a special purpose investment vehicle managed by Centripetal Management, LLC, of which Steven G. Chrust, a Director of the Company, is a senior principal, and $150,000 principal amount was purchased by Hidden Treasurers, Inc., of which Stuart B. Rekant, the Company’s Chairman and Chief Executive Officer, is Chairman and Chief Executive Officer.
     Concurrently with the private placement, the Company paid to Juniper Venture LLC $52,500 in cash and issued to them five-year warrants (“Rebate Warrants”) to purchase 525,000 shares of the Company’s Common Stock, representing a rebate on the purchase price. The Rebate Warrants have an exercise price of $0.10 per share.
     The Senior Notes and Rebate Warrants were sold or issued under Section 4(2) of the Securities Act of 1933, as amended, on a private placement basis to accredited investors.
     The Company intends to use the proceeds of the private placement for general working capital purposes and intends to explore all available financing and strategic alternatives available to it.
Terms of the Senior Notes
     Maturity. The principal and all accrued but unpaid interest due on the Senior Notes will be payable on August 31, 2009, subject to the conversion rights described below.
     Interest. The Senior Notes will bear interest at the rate of 8% per annum, payable quarterly in cash commencing March 31, 2009. In the event of a default, interest will be adjusted to 15% until such time as the default is cured.
     Security. The Senior Notes will be secured pursuant to the terms of a security agreement among the Company, its wholly owned subsidiaries and the holders of the Senior Notes. Pursuant to the security agreement, the Company granted a first priority security interest to the holders of the Senior Notes in all of the assets of the Company.
     Ranking. The Senior Notes will rank senior to, and have priority in right of payment and security over, all other indebtedness of the Company. The Company may not incur any additional indebtedness senior to or pari passu with the Senior Notes without the prior approval of the holders of Senior Notes representing at least 50% of the principal amount of Senior Notes then outstanding.
     Conversion. The principal amount of the Senior Notes is convertible, in whole or in part, at any time prior to full repayment, at the election of the holder, into shares of the Company’s Series B Participating Preferred Stock (“Series B Preferred”) with a stated value of $1,000 per share.

Terms of the Series B Participating Preferred Stock
     Ranking. The Series B Preferred will rank senior to, and have priority in right of dividend payments and liquidation over, all other outstanding stock and equity securities of the Company. The Company may not issue any capital stock that is senior to or pari passu with the Series B Preferred without the prior approval of the holders of Series B Preferred representing at least 50% of the Series B Preferred then outstanding (“Majority Consent”).
     Dividends. The Series B Preferred is entitled to cumulative dividends, compounded annually, at the rate of 8% of the stated value, payable in cash or in additional shares of Series B Preferred at the option of the holder.
     Mandatory Redemption. At any time after January 15, 2013, the holders of two-thirds of the Series B Preferred will have the right to require the Company to redeem all of the Series B Preferred in cash, at two times the stated value per share plus any accrued but unpaid dividends. In the event the Company fails to redeem the Series B Preferred, the holders of a majority of the Series B Preferred shall have the option to elect a majority of the Board of Directors of the Company for the purpose of effecting the redemption of the Series B Preferred through a sale of the Company; provided that any sale shall be performed in an orderly auction (unless otherwise approved by two thirds of the holders of the Series B Preferred) in a manner consistent with the director’s discharge of their fiduciary duties.
     Liquidation Preference. Upon the occurrence of a Liquidation Event (as defined in the Series B Preferred Certificate of Designations, Preferences and Rights), the holders of the Series B Preferred shall be entitled to receive in preference to the holders of the other capital stock of the Company that does not expressly rank senior to or pari passu with the Series B Preferred, an amount equal to two times the stated value of such Series B Preferred, plus any accrued but unpaid dividends; provided, however, that if the Liquidation Event is the sale by the Company of equity or all or substantially all of its assets (by way of sale, merger, acquisition or other similar transaction) for an amount in excess of $8,000,000, then the Liquidation Preference shall be reduced to an amount equal to one times the stated value of such Series B Preferred, plus any accrued but unpaid dividends.
     Participation. After the payment of the liquidation preference to the holders of the Series B Preferred and to the liquidation preference as provided for the Company’s Series A Convertible Preferred Stock (currently approximately $2,710,000), the remaining assets shall be distributed ratably to the holders of the common stock and the Series B Preferred on a common equivalent basis. The common equivalent basis of the Series B Preferred will be equal to the number of shares of Series B Preferred outstanding divided by the “Conversion Rate.” The “Conversion Rate” shall initially be equal to $0.0001. The Conversion Rate shall be subject to adjustment in the event of (i) any subdivision, combination or recapitalization of the Company’s capital stock, (ii) any stock dividend, split or repurchase or the distribution of assets or (iii) any similar event.
     Voting. The Series B Preferred shall be entitled to vote assuming it was convertible into common stock at the common equivalent basis (currently representing 9,000,000 shares of common stock) and shall vote on all matters brought before the holders of the common stock and any other applicable convertible preferred stock, all as a single class. The holders of the Series B Preferred also have the right to appoint two directors to the Company’s Board of Directors.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On February 11, 2009, the Company filed a Certificate of Designations, Preferences and Rights of the Series B Participating Preferred Stock. The terms of the Series B Preferred are set forth in Item 3.02 and the information contained in such item is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
4.1	Certificate of Designations, Preferences and Rights of Series B Participating Preferred Stock

10.1	Form of Securities Purchase Agreement

10.2	Form of Security Agreement

10.3	Form of Note

10.4	Form of Rebate Warrant

99.1	Press release dated February 12, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2009	JUNIPER CONTENT CORPORATION
	By:	/s/ Stuart B. Rekant
Stuart B. Rekant
Chairman and Chief Executive Officer

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